UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  November 29, 2007
(Date of earliest event reported)

                    Morgan Stanley Capital I Trust 2007-IQ16
                    ----------------------------------------
                         (Exact name of issuing entity)

                  Morgan Stanley Mortgage Capital Holdings LLC
                  ---------------------------------------------
               (Exact name of sponsor as specified in its charter)

                      General Electric Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Principal Commercial Funding II, LLC
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                              Royal Bank of Canada
                              --------------------
               (Exact name of sponsor as specified in its charter)

                                    NCB, FSB
                                    --------
               (Exact name of sponsor as specified in its charter)

                        Nationwide Life Insurance Company
                        ---------------------------------
               (Exact name of sponsor as specified in its charter)

                          Morgan Stanley Capital I Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      333-143623-04             13-3291626
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)

     1585 Broadway, New York, New York                             10036
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  (Address of principal executive offices)                       (Zip Code)

Registrant's Telephone Number, including area code  (212) 761-4000
                                                    ----------------------------

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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------
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(8.1)           Opinion of Cadwalader, Wickersham & Taft LLP, dated as of
                November 29, 2007, relating to validity and tax matters.
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2007


                                       MORGAN STANLEY CAPITAL I INC.


                                       By: /s/ Anthony Sfarra
                                           -------------------------------------
                                           Name: Anthony Sfarra
                                           Title: Vice President

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                             Paper (P) or
Exhibit No.     Description                                Electronic (E)
-----------     -----------                                --------------

8.1             Opinion of Cadwalader, Wickersham & Taft   E
                LLP, dated as of November 29, 2007,
                relating to validity and tax matters.